Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
All records

All records
Property Type	LIEN	STATE	LTV <= 55.00	LTV 55.01 60.00	LTV 60.01 65.00	LTV 65.00 70.00	LTV 70.01 75.00	LTV 75.01 80.00	LTV 80.01 85.00	LTV 85.01 90.00	LTV 90.01 95.00	LTV 95.01 100	LTV > 100
Exclude Two-to-four Family	1	Alabama	0	0	0	1.76	4.23	16.09	3.13	12.77	22.02	39.55	0.45
		Alaska	0	0	0	24.62	0	31.39	0	0	0	43.99	0
		Arizona	0.54	0.19	0.51	2.71	5.18	43.49	7.04	14.6	8.32	17.42	0
		Arkansas	0	0	0	2.08	0	0	2.34	5.14	3.65	86.79	0
		California	1.53	1.43	2.14	2.38	8.1	52.91	5.21	9.59	8.06	8.48	0.16
		Colorado	0.2	0.21	0.66	0.73	0.63	38.02	7.35	12.51	10.22	28.8	0.67
		Connecticut	3.05	13.72	0	0	7.9	15.02	28.47	4.19	7.7	19.95	0
		Delaware	0	0	0	0	7.22	8.91	29.37	33.87	8.79	11.84	0
		District of Columbia	0	0	0	6.91	5.49	51.8	16	0	14.4	5.39	0
		Florida	0.84	0.21	1.35	4.23	4.35	33.23	7.09	11.8	13.51	23.39	0
		Georgia	0	0	0	0	1.14	23.22	2.63	13.25	16.02	43.51	0.23
		Hawaii	0	0	0	0	0	22.01	19.03	7.01	10.45	41.5	0
		Idaho	0	0	0	0	0	20.22	8.42	4.15	22.11	45.11	0
		Illinois	0.83	0.91	0.29	0.94	5.39	13.92	7.25	17.35	15.79	34.5	2.84
		Indiana	0	0.39	0	0.37	1.35	14.98	2.66	7.79	7.6	56.69	8.18
		Iowa	0	0	0	0	0	12.12	1.89	10.96	9.29	65.74	0
		Kansas	0	0	0	0	0	16.05	6.34	11.17	12.18	53.47	0.8
		Kentucky	0	0	0	0	0	20.71	7.31	9.88	11.06	49.4	1.64
		Louisiana	0	0	0	1.44	0	5.93	8.35	8.83	16.22	59.23	0
		Maine	3.19	0	0	7.51	5.46	20.15	18.4	7.61	11.93	25.75	0
		Maryland	0.28	0.9	0.52	3.55	4.34	26.7	7.47	17.3	15.92	23.02	0
		Massachusetts	1.18	0	1.94	14.29	5.11	28.48	8.06	12.88	11.7	16.35	0
		Michigan	0.25	0.13	0.19	2.25	2.22	18.23	3.85	12.9	12.8	46.2	0.97
		Minnesota	0	0.79	0.76	2.81	0.66	20.17	2.19	14.97	15.66	42	0
		Mississippi	0	0	0	0	0	4.42	2.29	7.68	12.33	73.28	0
		Missouri	0.82	0	0.4	0	0	9.28	6.56	7.06	18.45	57.44	0
		Montana	0	0	0	0	0	0	0	0	0	100	0
		Nebraska	0	0	0	0	0	10.5	0	11.01	14.83	63.67	0
		Nevada	0.29	0.92	2.56	7.58	1.9	45.44	5.32	14.37	6.17	15.43	0
		New Hampshire	0	0	0	7.23	7.28	17.97	11.77	16.15	9.76	29.83	0
		New Jersey	0.82	0.69	0	2.36	15.78	37.82	8.11	5.62	13.33	15.46	0
		New Mexico	1.54	3.41	0	3.28	0	35.63	4.28	9.73	8.86	33.27	0
		New York	1.09	2.81	3.45	8.67	9.49	33.2	7.95	18.17	0.73	14.43	0
		North Carolina	0	0	0.64	0	1.84	25.35	2.95	11.25	16.09	41.87	0
		North Dakota	0	0	0	0	0	0	0	0	0	100	0
		Ohio	0.31	0	0.88	1.32	0	12.32	3.14	9.74	11.46	58.8	2.03
		Oklahoma	0	0	0	0	0.79	15.57	5.25	8.14	17.4	52.85	0
		Oregon	1.94	0	0	4.17	1.75	26.28	11.89	21.6	4.72	27.66	0
		Pennsylvania	0	0	1.74	0	8.7	14.66	4.96	13.72	15.23	40.99	0
		Rhode Island	0	0	0	13.06	8.39	25.49	0	11.03	12.87	29.17	0
		South Carolina	0	0	0.37	0.46	0.8	14.38	4.28	18.59	17.45	43.68	0
		South Dakota	0	0	0	0	0	50.97	0	0	0	49.03	0
		Tennessee	0.86	0	0	0.53	1.1	7.76	2.51	9.96	9.74	64.35	3.18
		Texas	0.32	0.27	0.58	0.69	0.58	22.14	1.27	6.73	11.26	56.16	0
		Utah	5.58	0.87	0	0	0.54	40.11	4.1	7.78	4.43	36.59	0
		Vermont	0	0	0	0	0	44.46	0	0	27.75	27.79	0
		Virginia	1.32	0.29	0.28	0.81	4.48	25.52	7.97	13.05	12.56	33.72	0
		Washington	0	0.37	0	1.73	2	26.77	4.9	13.18	7.76	43.29	0
		West Virginia	0	0	0	0	0	7.43	0	7.73	42.49	42.35	0
		Wisconsin	0	0.41	0	0	4.26	15.63	3.52	13.83	5.55	53.22	3.57
		Wyoming	0	0	0	0	0	7.74	8.61	21.67	28.52	33.46	0
	2	Alabama	0	0	0	0	0	0	0	0	0	100	0
		Arizona	0	0	0	0	0	0	0	2.6	0	97.4	0
		California	0	0	0	0	0	0	0	1.55	12.35	86.1	0
		Colorado	0	0	0	0	0	0	0	0	3.26	96.74	0
		Florida	0	0	0	0	0	0	0	0	6.9	93.1	0
		Georgia	0	0	0	0	0	0	0	4.48	11.48	84.04	0
		Idaho	0	0	0	0	0	0	0	0	0	100	0
		Illinois	0	0	0	0	0	0	0	0	7.94	92.06	0
		Indiana	0	0	0	0	0	0	0	0	20.28	79.72	0
		Iowa	0	0	0	0	0	0	0	0	0	100	0
		Kansas	0	0	0	0	0	0	0	0	0	100	0
		Kentucky	0	0	0	0	0	0	0	0	0	100	0
		Louisiana	0	0	0	0	0	0	0	0	0	100	0
		Maine	0	0	0	0	0	0	0	0	0	100	0
		Maryland	0	0	0	0	0	0	0	0	0	100	0
		Massachusetts	0	0	0	0	0	0	0	0	0	100	0
		Michigan	0	0	0	0	0	0	0	0	0	100	0
		Minnesota	0	0	0	0	0	0	0	0	0	100	0
		Mississippi	0	0	0	0	0	0	0	0	0	100	0
		Missouri	0	0	0	0	0	0	0	19.86	0	80.14	0
		Nebraska	0	0	0	0	0	0	0	0	0	100	0
		Nevada	0	0	0	0	0	4.37	0	0	0	95.63	0
		New Jersey	0	0	0	0	0	0	0	0	0	100	0
		New Mexico	0	0	0	0	0	0	0	0	0	100	0
		New York	0	0	0	0	0	0	0	0	0	100	0
		North Carolina	0	0	0	0	0	0	0	0	0	100	0
		Ohio	0	0	0	0	0	0	0	0	0	100	0
		Oklahoma	0	0	0	0	0	0	0	0	31.62	68.38	0
		Oregon	0	0	0	0	0	0	0	0	7.05	92.95	0
		Pennsylvania	0	0	0	0	0	0	0	0	0	100	0
		Rhode Island	0	0	0	0	0	0	0	0	0	100	0
		South Carolina	0	0	0	0	0	0	0	0	0	100	0
		Texas	0	0	0	0	0	0	0	4.66	5.52	89.82	0
		Utah	0	0	0	0	0	0	0	0	17.11	82.89	0
		Virginia	0	0	0	0	0	0	0	0	3.98	96.02	0
		Washington	0	0	0	0	0	3.86	0	0	0	96.14	0
		Wisconsin	0	0	0	0	0	0	0	0	0	100	0
Two-to-four Family	1	Alabama	0	0	0	32.39	0	41.18	0	26.43	0	0	0
		Arizona	22.7	0	0	0	0	52.24	0	0	0	25.06	0
		Arkansas	0	0	0	0	0	0	0	0	0	100	0
		California	0	0	3.65	10.39	25.39	53.83	3.93	0.83	0	1.97	0
		Colorado	0	0	0	0	55.81	0	0	0	44.19	0	0
		Connecticut	0	0	0	0	0	38.88	4.45	15.45	17.84	23.37	0
		Delaware	0	0	0	0	0	0	0	0	0	100	0
		Florida	0	0	0	0	0	52	0	9.32	17.84	20.84	0
		Georgia	0	0	0	0	0	10.32	0	0	20.35	69.33	0
		Hawaii	0	0	0	0	0	0	0	0	100	0	0
		Idaho	0	0	0	0	52.22	33.41	14.37	0	0	0	0
		Illinois	2.76	0	0	2.58	4.36	34.02	9.16	10.81	12.56	23.75	0
		Indiana	0	0	0	0	0	7.22	0	45.3	0	47.48	0
		Kansas	0	0	0	0	0	0	0	52.56	0	47.44	0
		Kentucky	0	0	0	0	0	0	0	0	0	100	0
		Louisiana	0	0	0	0	0	24.44	0	7.36	11.58	56.62	0
		Maine	0	0	0	0	0	33.46	0	0	0	66.54	0
		Maryland	0	0	0	0	0	100	0	0	0	0	0
		Massachusetts	0	0	0	10.46	0	22.96	0	36.73	25.73	4.12	0
		Michigan	0	0	0	0	0	9.73	6.01	21.68	6.62	55.96	0
		Minnesota	0	0	0	0	0	17.63	19.84	0	26.13	36.41	0
		Missouri	0	0	0	0	0	29.69	15.84	0	0	54.48	0
		Montana	0	0	0	0	0	0	0	0	0	100	0
		Nevada	0	0	0	0	0	100	0	0	0	0	0
		New Jersey	0	2.51	5.39	0	14.08	45.08	6.25	8.22	13.8	4.68	0
		New Mexico	0	0	0	0	0	0	0	0	0	100	0
		New York	2.91	0	7.15	8.74	4.06	35.26	8.96	15.4	7.58	9.94	0
		North Carolina	0	0	0	44.42	0	19.84	0	0	0	35.74	0
		Ohio	0	0	0	0	0	16.99	8.91	7	16.16	50.95	0
		Oklahoma	0	0	0	0	38.37	0	0	0	0	61.63	0
		Oregon	0	0	0	0	0	62.99	0	0	37.01	0	0
		Pennsylvania	0	0	0	0	0	0	0	12.11	21.04	66.85	0
		Rhode Island	0	0	0	0	0	49.57	0	0	0	50.43	0
		South Carolina	0	0	0	0	0	0	0	0	0	100	0
		Tennessee	0	0	0	0	0	15.57	0	11.39	0	73.04	0
		Texas	0	0	0	0	0	12.29	0	0	0	87.71	0
		Utah	0	0	0	0	15.17	9.19	0	0	0	75.64	0
		Vermont	0	0	0	0	0	100	0	0	0	0	0
		Virginia	0	0	0	0	0	0	0	0	0	100	0
		Washington	0	0	0	0	11.45	10.67	28.21	9.91	9.02	30.74	0
		West Virginia	0	0	0	0	0	0	0	0	0	100	0
		Wisconsin	0	0	0	0	0	38.7	5.32	3.19	7.03	45.76	0
		Wyoming	0	0	0	0	0	0	100	0	0	0	0
	2	California	0	0	0	0	0	0	0	0	100	0	0
		Rhode Island	0	0	0	0	0	0	0	0	0	100	0
		Utah	0	0	0	0	0	0	0	0	0	100	0
Grand Total:			0.72	0.58	0.93	2.39	4.49	29.02	5.85	11.63	11.64	32.21	0.53

06/22/2005 16:57

NY, NY 10010

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no repr